Pollard-Kelley Auditing Services, Inc.……………………………………………………………

Auditing Services                                                   3250 West Market St, Suite 307, Fairlawn, OH 44333 330-864-2265

August 18, 2005

To the Board of Directors

INverso Corp

We hereby consent to the incorporation of our opinion dated August 15, 2005, in the 10K SB of  INvesco Corp for the year ended June 30, 2005.

Very truly yours,

Pollard-Kelley Auditing Services, Inc.

Malcolm L Pollard

Vice-President